UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 21, 2021

Lucira Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39976	27-2491037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1412 62nd Street Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 350-8071

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LDHX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2021, the Compensation Committee of the Board of Directors of Lucira Health, Inc., (the “Company”) adopted a 2021 Annual Incentive Plan, (the “2021 Annual Incentive Plan”), which provides eligible employees, including the Company’s named executive officers, the opportunity to earn a variable cash payment based on the level of achievement by the Company of a certain revenue goal through December 31, 2021 (the “Revenue Goal”). Actual bonuses will be calculated based on actual achievement of the Revenue Goal as a percentage multiplied by target bonus, with the target bonus ranging from 5% to 83% of an eligible employee’s base salary depending on such employee’s level. Eligible employees are only eligible to earn a bonus under the 2021 Annual Incentive Plan if the Company achieves at least 80% of the Revenue Goal. At achievement of 80% of the Revenue Goal, eligible employees will receive a payout of 60% of their bonus target. The target bonus percentage payout will increase by 2% for every 1% increase in achievement of the Revenue Goal up to a payout of 100% of the bonus target for 100% achievement of the Revenue Goal. The target bonus percentage payout will increase by 0.5% for every 1% in increase in achievement of the Revenue Goal in excess of 100% of the Revenue Goal. Eligible employees must remain employed in good standing through the date the bonus is paid in order to earn the bonus.

The foregoing summary of the terms of the 2021 Annual Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the 2021 Annual Incentive Plan, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucira Health, Inc.

Date: July 27, 2021	By:	/s/ Daniel George
Daniel George Chief Financial Officer